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                            REGISTRATION RIGHTS AGREEMENT

    This Registration Rights Agreement (the "Agreement") is made and entered into as of December 31, 1995 by and between Du Pont Photomasks, Inc., a Delaware corporation (the "Company") and Du Pont Chemical and Energy Operations, Inc. a Delaware corporation ("DCEO" ).

This Agreement is made pursuant to the Agreement of Merger dated as of December 27, 1995, (the "Merger Agreement") pursuant to which the Company will issue its Common Stock to DCEO as of December 31, 1995.

The parties hereby agree as follows:

1.  DEFINITIONS

    1.01 "AFFILIATE" means, with respect to a specified Person, any Person controlling, controlled by or under common control with such Person.

    1.02 "COMMISSION" means the Securities and Exchange Commission.

    1.03 "COMMON STOCK" means the common stock, $.01 par value per share, of the Company.

    1.04 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

    1.05 "HOLDER" means a holder of Registrable Securities. A person is deemed to be a Holder of Registrable Securities whenever such person owns Registrable Securities; PROVIDED, HOWEVER, that unless the Company is otherwise notified by the Holder of a Registrable Security, the Holder of a Registrable Security shall be deemed to be that person set forth on the books and record of the Company or the registrar for such Registrable Securities.

    1.06 "INSPECTORS" means collectively any Holder, any underwriter participating in any disposition pursuant to a Registration Statement and any attorney, accountant or other professional retained by any such Holder or underwriter.

    1.07 "IPO" means the initial public offering of Common Stock by the Company that is registered under the Securities Act with the Commission.

    1.08 "MAJORITY HOLDERS" means the holder or holders of a majority of the Registrable Securities to be registered under a Registration Statement.

    1.09 "OTHER SELLING HOLDERS" means all persons and entities other than the Selling Holders who have been granted registration rights by the Company.

    1.10 "PERSON" means an individual, a partnership, a corporation, a limited liability company, a limited liability partnership, an association, a joint stock company, a trust, a joint venture, an


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unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

    1.11 "RECORDS" means all financial and other records, pertinent corporate documents and properties of the Company.

    1.12 "REGISTRABLE SECURITIES" means all shares of Common Stock held at the relevant time by DCEO, or any transferee or assignee of Common Stock previously held by DCEO (provided that pursuant to such transfer or assignment DCEO has specifically assigned certain of its rights hereunder), and any other issued or issuable shares of Common Stock held by DCEO at the relevant time, either at the time of initial issuance or subsequently, by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities (i) when they have been transferred in a public offering registered under the Securities Act or in a sale made through a broker, dealer or market-maker pursuant to Rule 144 under the Securities Act or (ii) when any Holder requests in writing that such Registrable Securities not be registered pursuant to the terms of this Agreement.

    1.13 "REGISTRATION EXPENSES" means (i) registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing, mailing and delivery expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Securities if the Company shall choose to list such Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including, without limitation, the expenses or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters), (vii) the reasonable fees and disbursements of one counsel retained by or for the benefit of all of the holders of Registrable Securities (determined by the Selling Holders of such securities in any manner in which they collectively choose), (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and (ix) the reasonable fees and expenses of any transfer agents and registrars of the Registrable Securities, as selected by the Company; PROVIDED, HOWEVER, the Company shall not have any obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or, except as provided by clause (ii) above, any out-of-pocket expenses of the Holders (or the agents who manage their accounts) or the fees and disbursements of counsel for any underwriter.

    1.14 "REGISTRATION STATEMENT" means a registration statement on Form S-1 or another appropriate form filed by the Company during the period that this agreement is in effect.

    1.15 "RULE 144" means Rule 144 or other comparable provision that may be adopted by the Commission.

    1.16 "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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    1.17 "SELLING HOLDER" means, with respect to any Registration Statement, any Holder whose securities are included therein.

2.  REGISTRATION RIGHTS

    2.01 DEMAND REGISTRATION RIGHTS. Upon the written request of a Holder, the Company shall file with the Commission a Registration Statement (a "DEMAND REGISTRATION") under the Securities Act covering all or part of then outstanding Registrable Securities, and shall use its best efforts to cause the Registration Statement to become effective as soon as practicable; provided, however, that the number of Registrable Securities for which such registration is sought must exceed 1,000,000 shares of the Company's Common Stock.

    (a) NUMBER OF DEMAND REGISTRATIONS. The Holder will be entitled to request five Demand Registrations with respect to the Registrable Securities. Except as otherwise provided herein, a registration will not be deemed a Demand Registration until it has become effective and the Holder is legally permitted to sell all of the Registrable Securities that are requested to be included in such Registration Statement; PROVIDED HOWEVER, in the event that the Holder fails to take such actions as are required on its part to cause the registration to become effective, such registration shall be deemed a Demand Registration.

    (b) PRIORITY ON DEMAND REGISTRATIONS. In the event that a Demand Registration is an underwritten offering, and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities, the Company's securities, and any other securities requested to be included exceeds the number that can be sold in such offering without adversely affecting such underwriters' ability to effect an orderly distribution of such securities (including the price thereof), the Company will include in such registration: (i) first, the number of Registrable Securities requested to be included by DCEO; (ii) second, the number of Registrable Securities requested to be included by any other Holder; (iii) third, if all the Registrable Securities requested to be included are included in such registration, the number of the Company's securities requested to be included that, in the opinion of such underwriters, can be sold; and (iv) fourth, if all Registrable Securities and the Company's securities requested to be included are included in such registration, any other securities requested to be included in such registration that, in the opinion of such underwriters, can be sold.

    (c) CONDITIONS AND LIMITATIONS ON DEMAND REGISTRATIONS. The Company may postpone for up to 60 days the filing or the effectiveness of a Registration Statement for a Demand Registration if (i) the President of the Company delivers a written certificate to each Holder or such Holder's representative certifying that the Company's Board of Directors (evidenced by a resolution) has determined that public disclosure in a Registration Statement of certain information concerning the Company at that time would materially adversely affect the financial position or business of the Company or (ii) such Demand Registration would require an audit of the Company's financial statements at a time such audit would not otherwise be required pursuant to the Exchange Act; provided that in any such event, the Holder may withdraw such request and that, if such request is withdrawn, such request will not be deemed a Demand


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    Registration.  The Company may only make one election in any 12-month period to postpone a Demand Registration pursuant hereto.

    2.02 PIGGYBACK REGISTRATIONS.

         (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its Common Stock (whether for its own account or the account of others) under the Securities Act (other than pursuant to a Demand Registration) an offering registered on Form S-8, Form S-4 or the IPO and the registration form to be used is suitable for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company will give prompt written notice of the proposed registration to each Holder and, subject to the priority provisions of Section 2.02(b), will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after receipt of such notice, PROVIDED, HOWEVER, that (i) the Company will not be required to effect a Piggyback Registration if it is registering securities in connection with an employee stock option plan, a merger, exchange offer or another transaction of the type specified in Rule 145 and (ii) the Company may withdraw any proposed Registration Statement or offering of securities under this Section at any time without liability to any Holder, in which case the Company will not be required to effect a registration, unless such Holder converts its request into a Demand Registration.

         (b) PRIORITY ON PRIMARY REGISTRATIONS. In the event that a Piggyback Registration is in connection with an underwritten primary offering of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such underwriters' ability to effect an orderly distribution of such securities, the Company will include in such registration: (i) first, the Company's securities proposed to be sold by the Company; (ii) second, the number of Registrable Securities requested to be included that, in the opinion of such underwriters, can be sold, PRO RATA among the Holders of such securities on the basis of the amount of Registrable Securities then owned by each such Holder; and (iii) third, if all Registrable Securities requested to be included are included in such registration, any other securities requested to be included in such registration that, in the opinion of such underwriters, can be sold.

         (c) PRIORITY ON OTHER REGISTRATIONS. In the event that a Piggyback Registration is in connection with an underwritten offering of the Company's securities pursuant to the exercise of registration rights by a stockholder of the Company who is not a Holder hereunder and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such underwriters' ability to effect an orderly distribution of such securities, the Company will include in such registration: (i) first, the shares of Company Common Stock requested to be registered by such Company stockholder pursuant to the exercise of its registration rights, (ii) second, any Company's securities proposed to be sold by the Company in such offering;
    (iii) third, the number of Registrable Securities requested to be included that, in the opinion of such underwriters, can be sold, PRO RATA among the Holders of such securities on the basis of the amount of Registrable Securities then owned by each such Holder; and (iv) fourth, if all Registrable Securities requested to be included are included in such registration, any other securities requested to be included in such registration that, in the opinion of such underwriters, can be sold.

         (d) CONDITION TO PIGGYBACK REGISTRATIONS. Registrable Securities and any other securities registered in a Piggyback Registration shall be offered to the public at no less than the price at which other equivalent securities of the Company then registered are offered to the public.

3. HOLDBACK AGREEMENT. To the extent not inconsistent with applicable law, each Holder agrees not to effect any sale or distribution of any securities of the issue being registered or any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144, during the ten (10) business days prior to, and during the 120-day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent timely notified in writing by the managing underwriter or underwriters in the case of an underwritten public offering.

4. SELECTION OF UNDERWRITERS. At the option of the Majority Holders, the offering of Registrable Securities pursuant to Section 2.01 may be in the form of an underwritten offering; PROVIDED, that the Majority Holders shall be entitled to select the book-running managing underwriter subject to the approval of the Company, which approval will not be unreasonably withheld.

5.  REGISTRATION.

    5.01 REGISTRATION PROCEDURES. In connection with the offering the Registrable Securities pursuant to Section 2, the Company shall:

         (a) prepare and file the Registration Statement with the Commission on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts (subject to Section 2.01(c)) to cause such filed Registration Statement to become effective as soon as practicable; and after the filing of the Registration Statement, the Company will promptly notify each Holder of Registrable Securities covered by the Registration Statement of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

         (b) in the event of a Demand Registration, prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 270 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during such period in accordance with the intended methods of disposition by the holders thereof set forth in the Registration Statement;

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         (c)  furnish to each Holder whose Registrable Securities are to be included in the Registration Statement, prior to filing the Registration Statement, if requested, copies of the Registration Statement as proposed to be filed, and thereafter furnish to such Holder such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

         (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or state blue sky laws of such jurisdictions as any Holder or managing underwriter reasonably (in light of the intended plan of distribution) requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder or managing underwriter to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; PROVIDED, HOWEVER, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.01(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

         (e) use its reasonable best efforts to cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder or Holders thereof to consummate the disposition of such Registrable Securities;

         (f) notify each Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the Holders of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly making available to each Holder any such supplement or amendment;

         (g) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

         (h) make available for inspection by Inspectors all Records as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with the Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless
    (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or (ii) release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any

                                         -6-

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    market transactions in the securities of the Company or its affiliates unless and until such is made generally available to the public. Each Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

         (i) use its reasonable best efforts to obtain a comfort letter or comfort letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters;

         (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonable practicable, an earnings statement covering a period of twelve months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (k) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASDAQ National Market ("NASDAQ") and, if listed on the NASDAQ system, use its reasonable best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers, Inc.; and

         (l) provide a transfer agent and registrar for all such Registrable Securities (if the Company does not already have such an agent) not later than the effective date of such registration statement.

    The Company may require each Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with such registration.

    Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of any kind described in Section 5.01(f) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.01(f) hereof. In the event the Company shall give such notice, the Company shall extend the period during which the Registration Statement shall be maintained effective (including the period referred to in Section 5.01(f) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 5.01(f) hereof to the date when the Company shall make available to the Holders of Registrable Securities covered by the Registration Statement a prospectus supplemented or amended to conform with the requirements of Section 5.01(f) hereof.


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    5.02.     REGISTRATION EXPENSES.  If Registrable Securities are included in a registration statement for a Demand Registration or Piggyback Registration, the Company shall pay the Registration Expenses.

6. RULE 144. With a view to making available the benefits of Rule 144 under the Securities Act (or similar rule then in effect) available to each Holder, the Company shall:

         (a) make and keep available adequate current public information with respect to the Company within the meaning of Rule 144(c) under the Securities Act (or similar rule then in effect);

         (b) furnish to each Holder forthwith upon request (i) a written statement by the Company as to its compliance with the informational requirements of Rule 144(c) (or similar rule then in effect) or (ii) a copy of the most recent annual or quarterly report of the Company; and

         (c) comply with all other necessary filing and other requirements so as to enable each Holder to sell Registrable Securities under Rule 144 under the Securities Act (or similar rule then in effect).

7. GRANTING OF REGISTRATION RIGHTS. Without DCEO's prior written consent, the Company shall not in the future grant any rights to any other person to register any shares of capital stock or other securities of the Company; provided, however, DCEO's consent will no longer be required if and when DCEO's direct or beneficial ownership of the Company's voting securities is less than 50% of the total outstanding voting securities.

8.  INDEMNIFICATION AND CONTRIBUTION.

    8.01 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the extent permitted by law, each Holder from and against any and all losses, claims, damages or liabilities (or any actions in respect thereof) to which such Holder may become subject, under the Securities Act or otherwise arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or in any amendment or supplement thereto or in any related preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Holder for any legal or other expenses reasonably incurred by such Holder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, except insofar as such losses, claims, damages, liabilities or actions arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission from any of such documents based upon information furnished in writing to the Company by such Holder or on such Holder's behalf expressly for use therein and; PROVIDED, FURTHER, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this Section shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the persons asserting any such loss, claim, damage, or liability if it is determined that it was the responsibility of such Holder to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) on substantially the same basis as that of the indemnification of the Holders provided in this Section.

    8.02 INDEMNIFICATION BY HOLDER OR REGISTRABLE SECURITIES. Each Holder agrees to indemnify and hold harmless the Company, its directors and officers and each person or entity, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as the foregoing indemnity from the Company to such Holder, from and against any losses, claims, damages or liabilities (or actions in respect thereof) to which the Company may become subject, under the Securities Act or otherwise arising out of or based upon any untrue statement of any material fact contained in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.


    8.03 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt of notice of the commencement of any action or proceeding (including any governmental investigation) against any person or entity entitled to indemnification under Section 8.01 or 8.02 above (an "Indemnified Party"), such Indemnified Party will, if a claim in respect thereof is to be made against any indemnifying party under Section 8.01 or 8.02 above (an "Indemnifying Party"), notify the Indemnifying Party of the commencement thereof; PROVIDED, HOWEVER, that the omission to so notify the Indemnifying Party will not relieve it from any liability which it may have to any Indemnified Party otherwise than under
Section 8.01 or 8.02 above. In case any such action is brought against any Indemnified Party and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the Indemnifying Party), and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party will not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that in the event that such action or proceeding includes both the Indemnified Party and the Indemnifying Party, and there exists, in the opinion of the Indemnified Party's counsel, a conflict between the Indemnifying Party and Indemnified Party, the Indemnifying Parties shall, in connection with any such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of not more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party. An Indemnifying Party will not, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, suit or proceeding. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment in favor of the party instituting any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

    8.04 CONTRIBUTION. In the event that the indemnification provided for in this Section is unavailable or insufficient to hold harmless an Indemnified Party under Section 8.01 or 8.02 above, then each Indemnifying Party shall jointly and severally contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities referred to in Section 8.01 and 8.02 as (i) as between the Company on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the underwriters on the other or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities or judgments, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The relative fault of the Company on the one hand and of each Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Section.

    No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    8.05 OBLIGATIONS. The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each director of any Holder and to each person, if any, who controls any Holder or any underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act. The obligations of each Holder under this Section shall be in addition to any liability which the respective Holder may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed any registration statement and to each person, if any, who controls the Company or any underwriter (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act).

9.  MISCELLANEOUS.

    9.01 NOTICES. All notices and other communications provided for or permitted hereunder shall be made by hand-delivery or registered first-class mail:

         (i) HOLDER. If to a Holder of Registrable Securities, at the most current address, and with a copy to be sent to each additional address given by such Holder.

         (ii)  if to the Company:

                   Du Pont Photomasks, Inc.
                   100 Texas Avenue
                   Round Rock, Texas


         All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered, or two business days after being deposited in the mail, postage prepaid, if mailed.

    9.02 TRANSFER OF REGISTRATION RIGHTS; SUCCESSORS AND ASSIGNS. DCEO may transfer or assign its rights hereunder, in whole or in part, without the prior approval of the Company. This Agreement and its benefits shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

    9.03 AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Majority Holders.

    9.04 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

    9.05 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

    9.06 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

    9.07 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of each Holder shall be enforceable to the fullest extent permitted by law.

    9.08 SPECIFIC PERFORMANCE. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

    9.09 ENTIRE AGREEMENT. This Agreement, together with the Merger Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Merger Agreement (including the exhibits thereto) supersede all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first written above.


                   DUPONT PHOTOMASKS, INC.

                   By:  /s/ David S. Gino
                        -------------------------------
                   Name:     David S. Gino
                   Title:    Executive Vice President


                   DU PONT CHEMICALS AND ENERGY OPERATIONS, INC.

                   By:  /s/ Charles L. Downing
                        -------------------------------
                   Name:     Charles L. Downing
                   Title:    Vice President and Treasurer

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